Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

Note 20—Subsequent Events

        On February 25, 2013, we completed our acquisition of all of the outstanding share capital of LBM Holdings Limited and the interests in its two subsidiaries, LBM Holdings (UK) Limited and LBM Direct Marketing Limited (collectively, "LBM"), for a purchase price of approximately GBP 29.0 million. LBM is a United Kingdom-based BPO provider servicing large, multinational companies primarily in the UK marketplace. LBM provides a range of out-bound revenue generation services and capabilities for utilities, telecommunications and financial services companies in Europe. LBM has approximately 2,500 employees across 6 locations in England and Northern Ireland.